                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,400,000,100 (APPROXIMATE)

                                   MLCC 2004-A
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

                                  MARCH 3, 2004

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT

Matt Whalen              (212) 449-0752
Paul Park                (212) 449-6380
Tom Saywell              (212) 449-2122
Ted Bouloukos            (212) 449-5029
Fred Hubert              (212) 449-5071
Alan Chan                (212) 449-8140
Alice Chang              (212) 449-1701
Sonia Lee                (212) 449-5067
Amanda de Zutter         (212) 449-0425

TRADING
Scott Soltas             (212) 449-3659
Charles Sorrentino       (212) 449-3659

RESEARCH
Glenn Costello           (212) 449-4457

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

DEAL STRUCTURE SUMMARY:

                                   MLCC 2004-A

            $1,400,000,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                                                     PYMT WINDOW        CERTIFICATE
                                     WAL (YRS)         (MONTHS)          INTEREST                        EXPECTED RTGS
CLASS   PRINCIPAL BALANCE(1)       (CALL/MAT)(2)    (CALL/MAT)(2)          RATES      TRANCHE TYPE     S&P/MOODY'S/FITCH
-----   --------------------       -------------    --------------      -----------  ---------------   -----------------
 A-1    $     1,156,600,000          3.99/4.31        1-123/1-298       Floater(3)       Senior            AAA/Aaa/AAA
 A-2    $       200,000,000          3.99/4.31        1-123/1-298       Floater(4)       Senior            AAA/Aaa/AAA

 A-R    $               100                Information Not Provided Hereby              Residual           AAA/Aaa/AAA
X-A-1   $     1,356,600,000(6)(7)          Information Not Provided Hereby           Notional/Senior       AAA/Aaa/AAA
X-A-2   $     1,356,600,000(6)(8)          Information Not Provided Hereby           Notional/Senior       AAA/Aaa/AAA

 X-B    $        32,200,000(6)(9)       N/A               N/A           Floater(5)    Interest Only        AAA/Aaa/AAA
 B-1    $        14,700,000          6.77/7.44       39-123/39-298      Floater(5)     Subordinate          AA+/Aa2/AA
 B-2    $        11,200,000          6.77/7.44       39-123/39-298      Floater(5)     Subordinate          AA-/A2/A+
 B-3    $         6,300,000          6.77/7.44       39-123/39-298      Floater(5)     Subordinate        A-/Baa2/[BBB]

 B-4    $         3,500,000                Information Not Provided Hereby             Subordinate         BBB-/Ba2/BB
 B-5    $         2,800,000                Information Not Provided Hereby             Subordinate           BB/B2/B
 B-6    $         4,900,000                Information Not Provided Hereby             Subordinate           NR/NR/NR
-----   --------------------       -------------    --------------      -----------  ---------------   -----------------
TOTAL   $     1,400,000,100
-----   --------------------       -------------    --------------      -----------  ---------------   -----------------

     (1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group I Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group II Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

     (2) The WAL and Payment Windows for the Class A-1, Class A-2, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Clean-Up Call Date and to Maturity at pricing speed of 20% CPR. (as described herein).

     (3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group I Net WAC (as described herein) and
          (iii) 11.75%.

     (4) The Class A-2 Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date (as described herein)), (ii) the Group II Net WAC (as described herein) and (iii) 11.75%. The interest rate resets semi annually.

     (5) The Class B-1, Class B-2 and Class B-3 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date (as described herein)), (ii) the Subordinate Net WAC and (iii) 11.75%.

     (6) Balances shown with respect to the Class X-A-1, Class X-A-2, and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

     (7) The balance shown is the combined initial notional amount of the two components that make up the Class X-A-1 Certificates. Such class is interest-only and will not be entitled to distributions of principal

     (8) The balance shown is the combined initial notional amount of the two components that make up the Class X-A-2 certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A-2 Certificates as described in the Prospectus Supplement.

     (9) The balance shown is the initial notional amount of the Class X-B certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

DEPOSITOR:                 Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:              Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGER:                Banc of America Securities

TRUSTEE:                   Wells Fargo Bank Minnesota, N.A..

RATING AGENCIES:           S&P, Moody's and Fitch will rate the Offered
                           Certificates. It is expected that the Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

CUT-OFF DATE:              March 1, 2004

PRICING DATE:              On or about March [4], 2004.

CLOSING DATE:              On or about March [22], 2004.

DISTRIBUTION DATES:        The 25th day of each month (or if not a business day,
                           the next succeeding business day), commencing in April 2004.

CERTIFICATES:              The "Senior Certificates" will consist of the Class
                           A-1 and Class A-2 (together, the "Class A
                           Certificates"), the Class X-A-1, the Class X-A-2, and
                           Class X-B (together, the "Class X Certificates") and
                           Class A-R Certificates. The "Subordinate
                           Certificates" will consist of the Class B-1, Class
                           B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                           Certificates. The Senior Certificates and the
                           Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class A-2, Class X-A-1, Class X-A-2, Class B-1, Class
                           B-2, Class B-3 and Class X-B Certificates
                           (collectively, the "Offered Certificates") are being offered publicly.

REGISTRATION:              The Offered Certificates will be made available in
                           book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX TREATMENT:     It is anticipated that, for federal income tax
                           purposes, (i) the Offered Certificates will represent ownership of REMIC regular interests, (ii) the Class
                           A-1, Class A-2, Class X-A-1, Class B-1, Class B-2 and
                           Class B-3 Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:           The Senior Certificates (other than the Class A-R
                           Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

CLEAN-UP CALL:             The terms of the transaction allow for an optional
                           termination of the trust and retirement of the Certificates on the first Distribution Date after the date (the "Clean-Up Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT         The Offered Certificates will be priced to a
SPEED:                     prepayment speed of 20% CPR.

MORTGAGE LOANS:            The trust will consist of 2 groups of 3,576
                           adjustable rate mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the statistical March 1, 2004. The Mortgage
                           Loans are one-month LIBOR indexed (approximately
                           26.00% of the Mortgage Loans) or six-month LIBOR indexed (approximately 74.00% of the Mortgage Loans)
                           Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis. All
                           Mortgage Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP I
MORTGAGE LOANS:            The Group I Mortgage Loans have an aggregate
                           statistical principal balance of $1,215,066,974.28, as of March 1, 2004, which equals approximately
                           85.48% of the Mortgage Loans. The Group I Mortgage
                           Loans are one-month LIBOR indexed (approximately
                           30.41% of the Group I Mortgage Loans) or six-month
                           LIBOR indexed (approximately 69.59% of the Group I
                           Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group I
                           Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP II
MORTGAGE LOANS:            The Group II Mortgage Loans have an aggregate
                           statistical principal balance of $206,398,649.65 as of March 1, 2004, which equals approximately 14.52% of the Mortgage Loans. The Group II Mortgage Loans are all six-month LIBOR indexed Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first
                           10 years, after which interest-only term such Group
                           II Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

ACCRUED INTEREST:          The Class A-1, Class A-2, Class B-1, Class B-2 and
                           Class B-3 Certificates will settle flat.

ACCRUAL PERIOD:            The interest accrual period (the "Accrual Period")
                           with respect to the Class A-1, Class A-2, Class B-1, and Class B-2 and Class B-3 Certificates for each
                           Distribution Date will be the period beginning on the 25th day of the month prior to such Distribution Date
                           (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis. The interest accrual period for the Class X Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

DELAY DAYS:                The Class A-1, Class A-2, Class B-1, Class B-2 and
                           Class B-3 Certificates will have 0 delay days.

NET WAC CAPS:              In the case of the Class A-1 Certificates, the
                           weighted average of the net mortgage rates for the Group I Mortgage Loans, the "Group I Net WAC Cap". In the case of the Class A-2 Certificates, the weighted average of the net mortgage rates for the Group II
                           Mortgage Loans, the "Group II Net WAC Cap". In the case of the Class B-1, Class B-2 and Class B-3
                           Certificates, the weighted average of the net mortgage rates for the Group I and Group II Mortgage
                           Loans, weighted on the basis of the related group subordinate amount (the "Subordinate Net WAC Cap").
                           The net mortgage rate of a loan is equal to the mortgage loan rate of the mortgage loan less the serving fee rate. The related group subordinated amount for the Group I Mortgage Loans will equal the excess of the aggregate principal of the Group I
                           Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group I. The related group subordinated amount for the Group II Mortgage Loans will equal the excess of the aggregate principal of the Group II Mortgage
                           Loans over the aggregate certificate principal balance of the Senior Certificates related to Group
                           II.

                           If on any Distribution Date, the Certificate Interest Rate of the Class A-1, Class A-2, Class B-1, Class B-2 or Class B-3 Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest payable on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount") as provided under "Certificates' Priority of Distribution" herein.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

CREDIT ENHANCEMENT: Senior/subordinate, shifting interest structure.

                                   BOND         INITIAL
CERTIFICATES   S&P/MOODY'S/FITCH   SIZES*    SUBORDINATION*
-------------  -----------------  --------   --------------
SENIOR
CERTIFICATES   AAA/Aaa/Aaa          96.90%       3.10%
CLASS B-1      AA+/Aa2/AA            1.05%       2.05%
CLASS B-2      AA-/A2/A+             0.80%       1.25%
CLASS B-3      A-/Baa2/[BBB]         0.45%       0.80%
-------------  -----------------  --------   --------------

*Preliminary and subject to revision.

SHIFTING INTEREST:         Until the Distribution Date occurring on or after
                           [April 2014], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the Mortgage Loans for the first ten years following origination.

                           The prepayment percentages on the Subordinate Certificates are as follows:

April 2004 - March 2014    [0% Pro Rata Share]
April 2014 - March 2015    [30% Pro Rata Share]
April 2015 - March 2016    [40% Pro Rata Share]
April 2016 - March 2017    [60% Pro Rata Share]
April 2017 - March 2018    [80% Pro Rata Share]
April 2018 and after       [100% Pro Rata Share]

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and the Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in [April 2007] (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

ALLOCATION OF
REALIZED LOSSES:           Any realized losses, on the Mortgage Loans will be
                           allocated as follows: first, to the Subordinate
                           Certificates in reverse order of their numerical
                           Class designations, in each case until the respective class principal balance has been reduced to zero;
                           thereafter, to the related Class A Certificates, pro rata, in reduction of their Certificate principal balance.

CERTIFICATES' PRIORITY
OF DISTRIBUTIONS:          Distributions on the Certificates will be made on
                           each Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans in the related mortgage group (in the case of the Class A-1, Class A-2, and Class A-R Certificates) and both mortgage groups (in the case of the Class X-A-1, Class X-A-2, Class X-B,
                           Class B-1, Class B-2 and Class B-3 and the other subordinate certificates), in the following order of priority:

                           1) To the Class A-R, Class A-1, Class A-2, Class X-A-1, Class X-A-2 and Class X-B Certificates, accrued and unpaid interest at the related certificate interest rate; provided, however, that the current interest distributable to the Class X-A-1, Class X-A-2 and Class X-B Certificates may be limited as a result of basis risk shortfalls as provided in the Prospectus Supplement;

                           2) Concurrently as follows:

                                    i)   Sequentially to Class A-R and Class
                                         A-1, until their respective
                                         principal balances are reduced to
                                         zero, all principal received with
                                         respect to the Group I Mortgage
                                         Loans (other than any portion of
                                         such principal distributable to the
                                         Class B Certificates pursuant to
                                         (4) and (5) below).

                                    ii)  To Class A-2, until its principal
                                         balance is reduced to zero, all
                                         principal received with respect to
                                         the Group II Mortgage Loans (other
                                         than any portion of such principal
                                         distributable to the Class B
                                         Certificates pursuant to (4) and
                                         (5) below).

                           3) To the Class B-1, Class B-2 and Class B-3
                              Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                           4) To the Class B-1, Class B-2 and Class B-3
                              Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                           5) To the Class B-4, Class B-5 and Class B-6
                              Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to the Class B-5 and Class B-6 Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6 Certificates.)

                           6) To the Class A-R Certificate, any remaining
                              amount.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                   GROUP I NET WAC CAP SCHEDULE FOR CLASS A-1
                   GROUP II NET WAC CAP SCHEDULE FOR CLASS A-2
     SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-1, CLASS B-2 AND CLASS B-3

                                  ASSUMPTIONS:

                                20% CPR
                                Hard Cap: 11.75%
                                To Call
                                Initial 1 Month LIBOR: 1.10%
                                Initial 6 Month LIBOR: 1.17%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

                                                                  ORIGINAL    REMAINING
                                           CURRENT        NET      TERM TO     TERM TO    INTEREST-ONLY                MAXIMUM
                           PRINCIPAL      MORTGAGE     MORTGAGE   MATURITY    MATURITY      REMAINING       GROSS     MORTGAGE
POOL     LOAN TYPE        BALANCE($)*      RATE(%)      RATE(%)    (MONTHS)   (MONTHS)      (MONTHS)      MARGIN(%)    RATE(%)
----  ---------------  ----------------   --------     --------   ---------   ---------   -------------   ---------   --------
 1    One-Month LIBOR    362,995,160.40     2.920        2.670      300         298           118           1.795      12.000
 1    Six-Month LIBOR    830,606,590.79     3.152        2.902      300         298           118           1.919      12.000
 2    Six-Month LIBOR    206,398,348.81     3.142        2.892      300         298           118           1.916      12.000
                       ----------------
                       1,400,000,100.00

                                                     RATE
                           MINIMUM    NEXT RATE   ADJUSTMENT
                          MORTGAGE   ADJUSTMENT    FREQUENCY
POOL      LOAN TYPE        RATE(%)    (MONTHS)     (MONTHS)
----   ---------------    --------   ----------   ----------
 1     One-Month LIBOR      1.795         1           1
 1     Six-Month LIBOR      1.919         4           6
 2     Six-Month LIBOR      1.916         4           6

*Repline Principal Balances have been scaled.

The Group I Net WAC Cap, Group II Net WAC Cap, and Subordinate Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

               GROUP I NET (1)   GROUP II (2)    SUBORDINATE(1) (2)
DISTRIBUTION   ---------------  ---------------  ------------------
   PERIOD        WAC CAP (%)    NET WAC CAP (%)   NET WAC CAP (%)
------------   ---------------  ---------------  ------------------
     1               2.83            2.89               2.84
-------------------------------------------------------------------
     2               2.82            2.89               2.83
-------------------------------------------------------------------
     3               5.59            2.89               5.19
-------------------------------------------------------------------
     4               5.59            2.89               5.19
-------------------------------------------------------------------
     5              11.75           11.75              11.75
-------------------------------------------------------------------
     6              11.75           11.75              11.75
-------------------------------------------------------------------
7 and after         11.75           11.75              11.75
-------------------------------------------------------------------

(1) 1 Month LIBOR has a lookback period of 25 days.

(2) 6 Month LIBOR has a lookback period of 45 days.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                              TOTAL MORTGAGE LOANS
                                 As of 03/01/04

Total Current Balance     $1,421,465,623.93
Total Number of Loans           3,576

                                  AVERAGE OR
                              WEIGHTED AVERAGE(1)         MINIMUM            MAXIMUM
                              -------------------        ----------       --------------
Current Balance                  $397,501.57             $19,882.72       $4,000,000.00
Original Balance                 $398,878.18             $45,000.00       $4,000,000.00

Loan Rate                              3.090%                 2.000%              4.125%
Servicing Fee                          0.250%                 0.250%              0.250%
Net Loan Rate                          2.840%                 1.750%              3.875%

Gross Margin                           1.886%                 0.875%              2.875%
Maximum Loan Rate                     12.000%                12.000%             12.000%

Original LTV                           70.66%                  9.92%             100.00%
Effective LTV                          66.15%                  9.92%              95.79%

Credit Score                             728                    542                 814

Original Term (mos)                      300                    300                 300
Remaining Term (mos)                     298                    279                 300
Seasoning (mos)                            2                      0                  21

Next Rate Reset                            3                      1                   6
Rate Adj Freq                              5                      1                   6
First Rate Adj Freq (2)                    5                      2                   6

IO Original Term                         120                    120                 120
IO Remaining Term                        118                     99                 120

Top State Concentrations ($)  CA(17.84%), FL(9.95%), NY(6.91%), NJ(5.69%), TX(4.66%)

First Pay Date                                            07/01/02           04/01/04
Rate Change Date                                          04/01/04           09/01/04
Maturity Date                                             06/01/27           03/01/29

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                              TOTAL MORTGAGE LOANS
                                 As of 03/01/04

                                                        % OF AGGREGATE
                                       AGGREGATE       PRINCIPAL BALANCE
                     NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
    INDEX         MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
---------------   --------------   -----------------   -----------------
One-Month LIBOR         812        $  369,523,110.02          26.00%
Six-Month LIBOR       2,764         1,051,942,513.91          74.00
                      -----        -----------------        -------
TOTAL:                3,576        $1,421,465,623.93         100.00%
                      =====        =================        =======

                                                                    % OF AGGREGATE
                                                     AGGREGATE     PRINCIPAL BALANCE
    RANGE OF CUT-OFF DATE         NUMBER OF     PRINCIPAL BALANCE  OUTSTANDING AS OF
STATED PRINCIPAL BALANCES ($)  MORTGAGE LOANS      OUTSTANDING     THE CUT-OFF DATE
-----------------------------  --------------   -----------------  -----------------
0.01 to 100,000.00                        150   $   12,913,404.13               0.91%
100,000.01 to 200,000.00                1,055      161,464,822.13              11.36
200,000.01 to 300,000.00                  726      181,628,346.63              12.78
300,000.01 to 400,000.00                  505      175,986,466.65              12.38
400,000.01 to 500,000.00                  315      143,215,727.60              10.08
500,000.01 to 600,000.00                  203      112,317,060.20               7.90
600,000.01 to 700,000.00                  146       96,005,871.24               6.75
700,000.01 to 800,000.00                  120       90,942,649.94               6.40
800,000.01 to 900,000.00                   72       61,297,841.93               4.31
900,000.01 to 1,000,000.00                 84       81,874,323.10               5.76
1,000,000.01 to 1,100,000.00               32       33,885,602.80               2.38
1,100,000.01 to 1,200,000.00               26       30,299,485.77               2.13
1,200,000.01 to 1,300,000.00               17       21,628,534.24               1.52
1,300,000.01 to 1,400,000.00               26       35,292,485.05               2.48
1,400,000.01 to 1,500,000.00               20       29,310,576.75               2.06
1,500,000.01 to 2,000,000.00               69      123,782,050.58               8.71
2,000,000.01 to 2,500,000.00                3        7,042,650.00               0.50
2,500,000.01 to 3,000,000.00                4       11,443,425.19               0.81
3,000,000.01 or greater                     3       11,134,300.00               0.78
                               --------------   -----------------  -----------------
TOTAL:                                  3,576   $1,421,465,623.93             100.00%
                               ==============   =================  =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                              TOTAL MORTGAGE LOANS
                                 As of 03/01/04

                                                          % OF AGGREGATE
                                         AGGREGATE       PRINCIPAL BALANCE
RANGE OF CURRENT       NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
MORTGAGE RATES (%)  MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------  --------------   -----------------   -----------------
1.751 to 2.000                   2   $    1,864,000.00                0.13%
2.001 to 2.250                   5        2,986,115.88                0.21
2.251 to 2.500                  26       13,923,580.62                0.98
2.501 to 2.750                 378      154,321,653.51               10.86
2.751 to 3.000                 970      375,175,563.51               26.39
3.001 to 3.250               2,009      780,831,804.97               54.93
3.251 to 3.500                 179       82,216,251.25                5.78
3.501 to 3.750                   4        6,177,079.00                0.43
3.751 to 4.000                   1          451,500.00                0.03
4.001 to 4.250                   2        3,518,075.19                0.25
                    --------------   -----------------   -----------------
TOTAL:                       3,576   $1,421,465,623.93              100.00%
                    ==============   =================   =================

                                                                % OF AGGREGATE
                                               AGGREGATE       PRINCIPAL BALANCE
                             NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
REMAINING TERM (MONTHS)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-----------------------   --------------   -----------------   -----------------
279                                    2   $      833,706.49                0.06%
283                                    1          307,214.26                0.02
284                                    1          224,780.34                0.02
285                                    2          561,426.11                0.04
289                                    1          364,000.00                0.03
290                                    4        1,459,221.43                0.10
291                                    6        4,012,213.40                0.28
292                                   16        9,606,033.45                0.68
293                                   11        5,259,202.20                0.37
294                                   38       12,772,581.54                0.90
295                                   77       29,122,431.48                2.05
296                                  187       79,519,088.51                5.59
297                                  961      393,713,444.96               27.70
298                                1,424      564,345,737.70               39.70
299                                  843      318,958,742.06               22.44
300                                    2          405,800.00                0.03
                          --------------   -----------------   -----------------
TOTAL:                             3,576   $1,421,465,623.93              100.00%
                          ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                              TOTAL MORTGAGE LOANS
                                 As of 03/01/04

                                                                % OF AGGREGATE
                                                AGGREGATE       PRINCIPAL BALANCE
   RANGE OF ORIGINAL          NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------------   --------------   -----------------   -----------------
0.01 to 10.00                           1   $       73,338.00                0.01%
10.01 to 20.00                         25        8,647,720.52                0.61
20.01 to 30.00                         75       21,911,427.22                1.54
30.01 to 40.00                        141       51,244,377.63                3.61
40.01 to 50.00                        326      131,340,473.24                9.24
50.01 to 60.00                        322      147,597,145.63               10.38
60.01 to 70.00                        512      263,151,070.70               18.51
70.01 to 75.00                        458      210,322,734.62               14.80
75.01 to 80.00                      1,073      348,044,322.14               24.48
80.01 to 85.00                         47       16,459,950.71                1.16
85.01 to 90.00                        113       34,444,731.45                2.42
90.01 to 95.00                        157       45,823,081.91                3.22
95.01 to 100.00                       326      142,405,250.16               10.02
                           --------------   -----------------   -----------------
TOTAL:                              3,576   $1,421,465,623.93              100.00%
                           ==============   =================   =================

                                                              % OF AGGREGATE
RANGE OF EFFECTIVE                          AGGREGATE        PRINCIPAL BALANCE
LOAN-TO-VALUE RATIOS      NUMBER OF     PRINCIPAL BALANCE    OUTSTANDING AS OF
AT ORIGINATION (%)     MORTGAGE LOANS      OUTSTANDING       THE CUT-OFF DATE
--------------------   --------------   -----------------    -----------------
0.01 to 10.00                       1   $       73,338.00                 0.01%
10.01 to 20.00                     25        8,647,720.52                 0.61
20.01 to 30.00                     75       21,911,427.22                 1.54
30.01 to 40.00                    143       51,642,990.13                 3.63
40.01 to 50.00                    447      168,693,305.50                11.87
50.01 to 60.00                    328      159,890,533.13                11.25
60.01 to 70.00                    850      429,425,749.48                30.21
70.01 to 75.00                    452      205,413,118.01                14.45
75.01 to 80.00                  1,040      330,089,908.98                23.22
80.01 to 85.00                     23        5,666,434.18                 0.40
85.01 to 90.00                     71       15,758,108.01                 1.11
90.01 to 95.00                    120       24,075,340.77                 1.69
95.01 to 100.00                     1          177,650.00                 0.01
                       --------------   -----------------    -----------------
TOTAL:                          3,576   $1,421,465,623.93               100.00%
                       ==============   =================    =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                              TOTAL MORTGAGE LOANS
                                 As of 03/01/04

                                                              % OF AGGREGATE
                                             AGGREGATE       PRINCIPAL BALANCE
                           NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
RANGE OF CREDIT SCORES  MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
----------------------  --------------   -----------------   -----------------
Not Available                        1   $      590,000.00                0.04%
526 to 550                           1          380,000.00                0.03
551 to 575                           7        2,069,433.29                0.15
576 to 600                          17       10,518,784.51                0.74
601 to 625                          60       27,370,822.65                1.93
626 to 650                         158       65,702,362.21                4.62
651 to 675                         301      114,576,226.03                8.06
676 to 700                         418      168,170,957.50               11.83
701 to 725                         586      256,170,731.66               18.02
726 to 750                         583      229,086,182.54               16.12
751 to 775                         727      292,395,466.27               20.57
776 to 800                         615      224,115,821.71               15.77
801 to 825                         102       30,318,835.56                2.13
                        --------------   -----------------   -----------------
TOTAL:                           3,576   $1,421,465,623.93              100.00%
                        ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                              TOTAL MORTGAGE LOANS
                                 As of 03/01/04

                                                             % OF AGGREGATE
                                            AGGREGATE       PRINCIPAL BALANCE
                          NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
GEOGRAPHIC AREA        MORTGAGE LOANS      OUTSTANDING       THE CUT-OFF DATE
--------------------   --------------   -----------------   -----------------
Alabama                            63   $   15,983,207.95                1.12%
Alaska                              3          652,485.00                0.05
Arizona                            97       42,524,997.29                2.99
Arkansas                           22        7,394,817.98                0.52
California                        408      253,636,995.80               17.84
Colorado                          113       58,770,063.00                4.13
Connecticut                        38       24,224,793.42                1.70
Delaware                           18        4,329,439.53                0.30
District of Columbia                9        5,597,918.00                0.39
Florida                           388      141,490,866.00                9.95
Georgia                           239       65,199,051.76                4.59
Hawaii                             12        5,855,110.54                0.41
Idaho                              12        2,248,167.21                0.16
Illinois                          135       53,991,242.84                3.80
Indiana                            43       13,636,791.65                0.96
Iowa                               16        3,362,594.58                0.24
Kansas                             18        3,922,259.55                0.28
Kentucky                           33        9,388,977.12                0.66
Louisiana                          26        7,385,558.36                0.52
Maine                              20        9,065,199.19                0.64
Maryland                           76       26,705,379.87                1.88
Massachusetts                      90       44,512,762.04                3.13
Michigan                          128       37,695,971.35                2.65
Minnesota                          27       11,599,744.46                0.82
Mississippi                         6        1,448,622.00                0.10
Missouri                           36       13,831,998.80                0.97
Montana                             8        4,133,367.94                0.29
Nebraska                           11        3,000,790.22                0.21
Nevada                             99       34,983,051.00                2.46
New Hampshire                      14        3,603,212.46                0.25
New Jersey                        187       80,848,394.27                5.69
New Mexico                         12        3,129,727.87                0.22
New York                          205       98,202,273.59                6.91
North Carolina                    110       40,189,295.56                2.83
North Dakota                        3          486,709.52                0.03
Ohio                               98       27,708,891.14                1.95
Oklahoma                           10        3,396,459.00                0.24
Oregon                             27        7,775,676.81                0.55
Pennsylvania                       75       22,840,099.94                1.61
Rhode Island                        7        3,322,761.99                0.23
South Carolina                     62       24,963,298.36                1.76
South Dakota                        1           90,000.00                0.01
Tennessee                          43       11,033,787.61                0.78
Texas                             184       66,257,529.59                4.66
Utah                               19        7,005,581.70                0.49
Vermont                            11        3,323,217.99                0.23
Virginia                          214       63,680,214.85                4.48
Virgin Islands                     15        8,942,499.98                0.63
Washington                         36       15,048,681.35                1.06
West Virginia                       7        1,262,805.66                0.09
Wisconsin                          33       13,747,684.97                0.97
Wyoming                             9        8,034,595.27                0.57
--------------------   --------------   -----------------   -----------------
TOTAL:                          3,576   $1,421,465,623.93              100.00%
====================   ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                              TOTAL MORTGAGE LOANS
                                 As of 03/01/04

                                                        % OF AGGREGATE
                                      AGGREGATE       PRINCIPAL BALANCE
                    NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
OCCUPANCY TYPE   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
--------------   --------------   -----------------   -----------------
Primary                   2,919   $1,157,228,368.77               81.41%
Second Home                 435      204,265,429.28               14.37
Investment                  222       59,971,825.88                4.22
                 --------------   -----------------   -----------------
TOTAL:                    3,576   $1,421,465,623.93              100.00%
                 ==============   =================   =================

                                                                 % OF AGGREGATE
                                                AGGREGATE       PRINCIPAL BALANCE
                              NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
     PROPERTY TYPE         MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------------   --------------   -----------------   -----------------
Single Family                       2,239   $  922,930,956.17               64.93%
Planned Unit Development               66       15,313,855.15                1.08
Condominium                           375      115,514,389.76                8.13
Cooperative                            56       23,663,624.09                1.66
Two- to Four-Family                    52       16,672,228.42                1.17
De Minimis PUD                        788      327,370,570.34               23.03
                           --------------   -----------------   -----------------
TOTAL:                              3,576   $1,421,465,623.93              100.00%
                           ==============   =================   =================

                                                                % OF AGGREGATE
                                               AGGREGATE       PRINCIPAL BALANCE
                             NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
      LOAN PURPOSE        MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-----------------------   --------------   -----------------   -----------------
Purchase                           1,512   $  622,459,209.09               43.79%
Refinance (No Cash-out)              985      340,617,490.33               23.96
Refinance (Cash-out)               1,079      458,388,924.51               32.25
                          --------------   -----------------   -----------------
TOTAL:                             3,576   $1,421,465,623.93              100.00%
                          ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                              TOTAL MORTGAGE LOANS
                                 As of 03/01/04

                                                                         % OF AGGREGATE
                                                        AGGREGATE       PRINCIPAL BALANCE
                                      NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
       LOAN DOCUMENTATION          MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
--------------------------------   --------------   -----------------   -----------------
Full Documentation                          2,428   $1,019,725,500.58               71.74%
Alternative Documentation                     463      166,162,133.48               11.69
Stated Documentation                          205       69,198,000.47                4.87
No Income/No Ratio Documentation              480      166,379,989.40               11.70
                                   --------------   -----------------   -----------------
TOTAL:                                      3,576   $1,421,465,623.93              100.00%
                                   ==============   =================   =================

                                                      % OF AGGREGATE
                                     AGGREGATE       PRINCIPAL BALANCE
                   NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
   CHANNEL      MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-------------   --------------   -----------------   -----------------
Retail                   3,062   $1,216,781,662.08               85.60%
Correspondent              437      155,755,066.88               10.96
Broker                      77       48,928,894.97                3.44
                --------------   -----------------   -----------------
TOTAL:                   3,576   $1,421,465,623.93              100.00%
                ==============   =================   =================

                                                   % OF AGGREGATE
                                  AGGREGATE       PRINCIPAL BALANCE
                NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
MARGINS (%)  MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-----------  --------------   -----------------   -----------------
0.875                     2   $    1,864,000.00                0.13%
1.000                     3        2,106,294.88                0.15
1.125                     8        4,225,963.00                0.30
1.250                    12        6,209,618.35                0.44
1.375                    33       15,842,106.52                1.11
1.500                   238       97,689,366.41                6.87
1.625                   622      226,519,763.55               15.94
1.750                   115       43,873,619.23                3.09
1.875                   446      184,159,469.54               12.96
2.000                 1,792      701,445,349.44               49.35
2.125                   183       73,276,022.16                5.15
2.250                   118       55,590,625.66                3.91
2.500                     2        5,475,000.00                0.39
2.875                     2        3,188,425.19                0.22
             --------------   -----------------   -----------------
TOTAL:                3,576   $1,421,465,623.93              100.00%
             ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                              TOTAL MORTGAGE LOANS
                                 As of 03/01/04

                                                                 % OF AGGREGATE
                                                AGGREGATE       PRINCIPAL BALANCE
                              NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)  MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-------------------------  --------------   -----------------   -----------------
12.000                              3,576   $1,421,465,623.93              100.00%
                           --------------   -----------------   -----------------
TOTAL:                              3,576   $1,421,465,623.93              100.00%
                           ==============   =================   =================

                                                                 % OF AGGREGATE
                                                AGGREGATE       PRINCIPAL BALANCE
                              NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE  MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-------------------------  --------------   -----------------   -----------------
April 2004                            867   $  390,668,053.28               27.48%
May 2004                              151       64,043,928.05                4.51
June 2004                             729      283,658,334.16               19.96
July 2004                           1,127      425,122,092.09               29.91
August 2004                           674      248,409,640.30               17.48
September 2004                         28        9,563,576.05                0.67
                           --------------   -----------------   -----------------
TOTAL:                              3,576   $1,421,465,623.93              100.00%
                           ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                             GROUP I MORTGAGE LOANS
                                 As of 03/01/04

Total Current Balance         $1,215,066,974.28
Total Number of Loans               3,038

                                   AVERAGE OR
                              WEIGHTED AVERAGE (1)         MINIMUM            MAXIMUM
                              --------------------       ----------        -------------
Current Balance                   $399,956.21            $19,882.72        $4,000,000.00
Original Balance                  $401,436.23            $45,000.00        $4,000,000.00

Loan Rate                            3.081%                2.000%             4.125%
Servicing Fee                        0.250%                0.250%             0.250%
Net Loan Rate                        2.831%                1.750%             3.875%

Gross Margin                         1.881%                0.875%             2.875%
Maximum Loan Rate                   12.000%                12.000%            12.000%

Original LTV                         70.52%                 9.92%             100.00%
Effective LTV                        66.12%                 9.92%             95.79%

Credit Score                          728                    542                814

Original Term (mos)                   300                    300                300
Remaining Term (mos)                  298                    279                300
Seasoning (mos)                        2                      0                 21

Next Rate Reset                        3                      1                  6
Rate Adj Freq                          4                      1                  6
First Rate Adj Freq (2)                5                      2                  6

IO Original Term                      120                    120                120
IO Remaining Term                     118                    99                 120

Top State Concentrations ($)      CA(17.98%),FL(9.98%),NY(7.04%),NJ(5.60%),VA(4.74%)

First Pay Date                                            07/01/02           04/01/04
Rate Change Date                                          04/01/04           09/01/04
Maturity Date                                             06/01/27           03/01/29

(1) Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                             GROUP I MORTGAGE LOANS
                                 As of 03/01/04

                                                       % OF AGGREGATE
                                       AGGREGATE      PRINCIPAL BALANCE
                     NUMBER OF     PRINCIPAL BALANCE  OUTSTANDING AS OF
     INDEX        MORTGAGE LOANS      OUTSTANDING     THE CUT-OFF DATE
---------------   --------------   -----------------  -----------------
One-Month LIBOR              812   $  369,523,110.02               30.41%
Six-Month LIBOR            2,226      845,543,864.26               69.59
                  --------------   -----------------   -----------------
TOTAL:                     3,038   $1,215,066,974.28              100.00%
                  ==============   =================   =================

                                                                     % OF AGGREGATE
                                                    AGGREGATE       PRINCIPAL BALANCE
RANGE OF CUT-OFF DATE             NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
STATED PRINCIPAL BALANCES ($)  MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-----------------------------  --------------   -----------------   -----------------
0.01 to 100,000.00                        130   $   11,123,130.81                0.92%
100,000.01 to 200,000.00                  877      134,086,502.50               11.04
200,000.01 to 300,000.00                  625      156,124,262.38               12.85
300,000.01 to 400,000.00                  431      150,198,009.17               12.36
400,000.01 to 500,000.00                  268      121,623,656.47               10.01
500,000.01 to 600,000.00                  169       93,715,247.80                7.71
600,000.01 to 700,000.00                  130       85,574,347.43                7.04
700,000.01 to 800,000.00                  100       75,737,141.88                6.23
800,000.01 to 900,000.00                   62       52,639,995.93                4.33
900,000.01 to 1,000,000.00                 71       69,124,751.10                5.69
1,000,000.01 to 1,100,000.00               28       29,636,065.00                2.44
1,100,000.01 to 1,200,000.00               24       27,899,641.99                2.30
1,200,000.01 to 1,300,000.00               13       16,493,534.24                1.36
1,300,000.01 to 1,400,000.00               25       33,942,485.05                2.79
1,400,000.01 to 1,500,000.00               17       24,965,076.75                2.05
1,500,000.01 to 2,000,000.00               60      108,172,050.59                8.90
2,000,000.01 to 2,500,000.00                2        4,567,650.00                0.38
2,500,000.01 to 3,000,000.00                4       11,443,425.19                0.94
3,000,000.01 or greater                     2        8,000,000.00                0.66
                               --------------   -----------------   -----------------
TOTAL:                                  3,038   $1,215,066,974.28              100.00%
                               ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                             GROUP I MORTGAGE LOANS
                                 As of 03/01/04

                                                          % OF AGGREGATE
                                         AGGREGATE       PRINCIPAL BALANCE
RANGE OF CURRENT       NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
MORTGAGE RATES (%)  MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------  --------------   -----------------   -----------------
1.751 to 2.000                   2   $    1,864,000.00                0.15%
2.001 to 2.250                   5        2,986,115.88                0.25
2.251 to 2.500                  24       12,927,159.62                1.06
2.501 to 2.750                 359      146,258,517.51               12.04
2.751 to 3.000                 841      327,623,892.12               26.96
3.001 to 3.250               1,658      646,542,497.75               53.21
3.251 to 3.500                 143       69,193,137.21                5.69
3.501 to 3.750                   3        3,702,079.00                0.30
3.751 to 4.000                   1          451,500.00                0.04
4.001 to 4.250                   2        3,518,075.19                0.29
                    --------------   -----------------   -----------------
TOTAL:                       3,038   $1,215,066,974.28              100.00%
                    ==============   =================   =================

                                                                % OF AGGREGATE
                                               AGGREGATE       PRINCIPAL BALANCE
                             NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
REMAINING TERM (MONTHS)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-----------------------   --------------   -----------------   -----------------
279                                    2   $      833,706.49                0.07%
283                                    1          307,214.26                0.03
284                                    1          224,780.34                0.02
285                                    1          210,000.00                0.02
289                                    1          364,000.00                0.03
290                                    4        1,459,221.43                0.12
291                                    5        3,307,213.40                0.27
292                                   12        8,037,926.14                0.66
293                                    9        4,699,134.43                0.39
294                                   33       11,454,023.96                0.94
295                                   70       24,789,018.13                2.04
296                                  162       68,760,774.42                5.66
297                                  811      337,786,537.80               27.80
298                                1,209      486,197,813.43               40.01
299                                  715      266,229,810.05               21.91
300                                    2          405,800.00                0.03
                          --------------   -----------------   -----------------
TOTAL:                             3,038   $1,215,066,974.28              100.00%
                          ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                             GROUP I MORTGAGE LOANS
                                 As of 03/01/04

                                                                 % OF AGGREGATE
                                                AGGREGATE       PRINCIPAL BALANCE
RANGE OF ORIGINAL             NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------------   --------------   -----------------   -----------------
0.01 to 10.00                           1   $       73,338.00                0.01%
10.01 to 20.00                         22        7,448,151.52                0.61
20.01 to 30.00                         65       18,991,342.38                1.56
30.01 to 40.00                        120       45,288,187.53                3.73
40.01 to 50.00                        277      108,918,686.05                8.96
50.01 to 60.00                        268      128,432,197.45               10.57
60.01 to 70.00                        437      225,577,089.53               18.56
70.01 to 75.00                        397      187,360,960.20               15.42
75.01 to 80.00                        906      293,162,899.11               24.13
80.01 to 85.00                         36       11,475,551.89                0.94
85.01 to 90.00                         94       27,943,062.09                2.30
90.01 to 95.00                        139       41,177,927.21                3.39
95.01 to 100.00                       276      119,217,581.32                9.81
                           --------------   -----------------   -----------------
TOTAL:                              3,038   $1,215,066,974.28              100.00%
                           ==============   =================   =================

                                                              % OF AGGREGATE
 RANGE OF EFFECTIVE                           AGGREGATE      PRINCIPAL BALANCE
LOAN-TO-VALUE RATIOS      NUMBER OF      PRINCIPAL BALANCE   OUTSTANDING AS OF
 AT ORIGINATION (%)     MORTGAGE LOANS       OUTSTANDING      THE CUT-OFF DATE
--------------------    --------------   -----------------   -----------------
0.01 to 10.00                        1   $       73,338.00                0.01%
10.01 to 20.00                      22        7,448,151.52                0.61
20.01 to 30.00                      65       18,991,342.38                1.56
30.01 to 40.00                     122       45,686,800.03                3.76
40.01 to 50.00                     379      138,279,415.53               11.38
50.01 to 60.00                     271      138,660,584.95               11.41
60.01 to 70.00                     727      367,130,455.26               30.21
70.01 to 75.00                     391      182,451,343.59               15.02
75.01 to 80.00                     878      278,609,882.95               22.93
80.01 to 85.00                      19        4,289,535.36                0.35
85.01 to 90.00                      57       12,355,788.64                1.02
90.01 to 95.00                     105       20,912,686.07                1.72
95.01 to 100.00                      1          177,650.00                0.01
                        --------------   -----------------   -----------------
TOTAL:                           3,038   $1,215,066,974.28              100.00%
                        ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                             GROUP I MORTGAGE LOANS
                                 As of 03/01/04

                                                              % OF AGGREGATE
                                             AGGREGATE       PRINCIPAL BALANCE
                           NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
RANGE OF CREDIT SCORES  MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
----------------------  --------------   -----------------   -----------------
526 to 550                           1   $      380,000.00                0.03%
551 to 575                           6        1,829,433.29                0.15
576 to 600                          12        7,122,364.51                0.59
601 to 625                          49       20,973,853.65                1.73
626 to 650                         129       54,723,151.46                4.50
651 to 675                         254       99,157,707.52                8.16
676 to 700                         360      145,841,602.79               12.00
701 to 725                         502      222,605,446.99               18.32
726 to 750                         502      200,564,646.08               16.51
751 to 775                         608      239,971,365.93               19.75
776 to 800                         532      196,984,320.77               16.21
801 to 825                          83       24,913,081.29                2.05
                        --------------   -----------------   -----------------
TOTAL:                           3,038   $1,215,066,974.28              100.00%
                        ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                             GROUP I MORTGAGE LOANS
                                 As of 03/01/04

                                                            % OF AGGREGATE
                                           AGGREGATE       PRINCIPAL BALANCE
                         NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
  GEOGRAPHIC AREA     MORTGAGE LOANS     OUTSTANDING       THE CUT-OFF DATE
--------------------  --------------   -----------------   -----------------
Alabama                           51   $   12,713,540.19                1.05%
Alaska                             3          652,485.00                0.05
Arizona                           85       37,799,465.12                3.11
Arkansas                          21        7,214,817.98                0.59
California                       352      218,463,050.07               17.98
Colorado                          97       50,747,463.00                4.18
Connecticut                       33       20,255,150.32                1.67
Delaware                          13        2,776,260.24                0.23
District of Columbia               8        5,446,300.00                0.45
Florida                          336      121,218,129.51                9.98
Georgia                          197       52,749,617.50                4.34
Hawaii                             7        4,347,875.54                0.36
Idaho                             11        2,131,701.21                0.18
Illinois                         114       47,063,405.83                3.87
Indiana                           38       11,435,772.65                0.94
Iowa                              12        2,399,489.40                0.20
Kansas                            14        3,214,568.55                0.26
Kentucky                          28        6,666,877.12                0.55
Louisiana                         19        5,751,402.30                0.47
Maine                             16        7,869,830.19                0.65
Maryland                          69       24,816,706.26                2.04
Massachusetts                     79       40,294,261.93                3.32
Michigan                         111       32,034,068.51                2.64
Minnesota                         23        9,061,465.61                0.75
Mississippi                        6        1,448,622.00                0.12
Missouri                          30       12,799,498.80                1.05
Montana                            7        3,493,367.94                0.29
Nebraska                           9        2,458,390.22                0.20
Nevada                            87       31,816,462.21                2.62
New Hampshire                     11        2,996,922.44                0.25
New Jersey                       154       68,001,630.98                5.60
New Mexico                        10        2,718,227.87                0.22
New York                         181       85,521,610.80                7.04
North Carolina                    93       34,401,240.69                2.83
North Dakota                       2          334,709.52                0.03
Ohio                              77       22,582,965.01                1.86
Oklahoma                          10        3,396,459.00                0.28
Oregon                            24        7,071,474.81                0.58
Pennsylvania                      53       16,123,875.60                1.33
Rhode Island                       4        1,947,699.99                0.16
South Carolina                    53       23,015,098.36                1.89
South Dakota                       1           90,000.00                0.01
Tennessee                         36        9,144,714.79                0.75
Texas                            149       53,033,666.66                4.36
Utah                              18        6,505,581.70                0.54
Vermont                           10        2,723,217.99                0.22
Virginia                         193       57,644,652.91                4.74
Virgin Islands                    10        6,973,499.98                0.57
Washington                        29       10,651,594.35                0.88
West Virginia                      6        1,150,805.66                0.09
Wisconsin                         30       11,977,284.97                0.99
Wyoming                            8        7,919,995.00                0.65
                      --------------   -----------------   -----------------
TOTAL:                         3,038   $1,215,066,974.28              100.00%
                      ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                             GROUP I MORTGAGE LOANS
                                 As of 03/01/04

                                                       % OF AGGREGATE
                                      AGGREGATE       PRINCIPAL BALANCE
                    NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
OCCUPANCY TYPE   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
--------------   --------------   -----------------   -----------------
Primary                   2,486   $  993,921,763.88               81.80%
Second Home                 364      173,539,821.24               14.28
Investment                  188       47,605,389.16                3.92
                 --------------   -----------------   -----------------
TOTAL:                    3,038   $1,215,066,974.28              100.00%
                 ==============   =================   =================

                                                                 % OF AGGREGATE
                                                AGGREGATE       PRINCIPAL BALANCE
                              NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
     PROPERTY TYPE         MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------------   --------------   -----------------   -----------------
Single Family                       1,907   $  790,903,493.20               65.09%
Planned Unit Development               54       12,113,262.06                1.00
Condominium                           308       91,926,629.84                7.57
Cooperative                            50       21,008,141.58                1.73
Two- to Four-Family                    46       14,559,626.79                1.20
De Minimis PUD                        673      284,555,820.81               23.42
                           --------------   -----------------   -----------------
TOTAL:                              3,038   $1,215,066,974.28              100.00%
                           ==============   =================   =================

                                                                % OF AGGREGATE
                                               AGGREGATE       PRINCIPAL BALANCE
                             NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
      LOAN PURPOSE        MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-----------------------   --------------   -----------------   -----------------
Purchase                           1,295   $  533,098,135.88               43.87%
Refinance (No Cash-out)              818      288,757,064.49               23.76
Refinance (Cash-out)                 925      393,211,773.91               32.36
                          --------------   -----------------   -----------------
TOTAL:                             3,038   $1,215,066,974.28              100.00%
                          ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                             GROUP I MORTGAGE LOANS
                                 As of 03/01/04

                                                                         % OF AGGREGATE
                                                        AGGREGATE       PRINCIPAL BALANCE
                                      NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
     LOAN DOCUMENTATION            MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
--------------------------------   --------------   -----------------   -----------------
Full Documentation                          2,063   $  872,656,566.89               71.82%
Alternative Documentation                     396      143,113,805.46               11.78
Stated Documentation                          168       56,077,181.82                4.62
No Income/No Ratio Documentation              411      143,219,420.11               11.79
                                   --------------   -----------------   -----------------
TOTAL:                                      3,038   $1,215,066,974.28              100.00%
                                   ==============   =================   =================

                                                      % OF AGGREGATE
                                     AGGREGATE       PRINCIPAL BALANCE
                   NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
   CHANNEL      MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-------------   --------------   -----------------   -----------------
Retail                   2,585   $1,030,758,874.95               84.83%
Correspondent              382      138,320,404.36               11.38
Broker                      71       45,987,694.97                3.78
                --------------   -----------------   -----------------
TOTAL:                   3,038   $1,215,066,974.28              100.00%
                ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                             GROUP I MORTGAGE LOANS
                                 As of 03/01/04

                                                    % OF AGGREGATE
                                   AGGREGATE       PRINCIPAL BALANCE
                 NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
MARGINS (%)   MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-----------   --------------   -----------------   -----------------
0.875                      2   $    1,864,000.00                0.15%
1.000                      3        2,106,294.88                0.17
1.125                      7        3,776,363.00                0.31
1.250                     12        6,209,618.35                0.51
1.375                     27       13,349,085.52                1.10
1.500                    237       97,185,366.41                8.00
1.625                    500      180,266,856.63               14.84
1.750                    101       38,776,691.64                3.19
1.875                    424      176,446,988.08               14.52
2.000                  1,461      576,654,700.60               47.46
2.125                    166       65,636,918.72                5.40
2.250                     95       46,605,665.26                3.84
2.500                      1        3,000,000.00                0.25
2.875                      2        3,188,425.19                0.26
              --------------   -----------------   -----------------
TOTAL:                 3,038   $1,215,066,974.28              100.00%
              ==============   =================   =================

                                                                 % OF AGGREGATE
                                                AGGREGATE       PRINCIPAL BALANCE
                               NUMBER OF    PRINCIPAL BALANCE   OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)   MORTGAGE LOANS     OUTSTANDING      THE CUT-OFF DATE
-------------------------   --------------  -----------------   -----------------
12.000                               3,038  $1,215,066,974.28              100.00%
                            --------------  -----------------   -----------------
TOTAL:                               3,038  $1,215,066,974.28              100.00%
                            ==============  =================   =================

                                                                   % OF AGGREGATE
                                                  AGGREGATE       PRINCIPAL BALANCE
                                NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE    MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-------------------------    --------------   -----------------   -----------------
April 2004                              860   $  386,334,639.93               31.80%
May 2004                                126       53,285,613.96                4.39
June 2004                               577      226,675,000.89               18.66
July 2004                               908      345,406,060.51               28.43
August 2004                             544      195,120,640.52               16.06
September 2004                           23        8,245,018.47                0.68
                             --------------   -----------------   -----------------
TOTAL:                                3,038   $1,215,066,974.28              100.00%
                             ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

Total Current Balance          $206,398,649.65
Total Number of Loans               538

                                    AVERAGE OR
                               WEIGHTED AVERAGE (1)         MINIMUM               MAXIMUM
                               --------------------       ----------          --------------
Current Balance                    $383,640.61            $ 72,921.00          $3,134,300.00
Original Balance                   $384,433.27            $ 72,921.00          $3,134,300.00

Loan Rate                                3.142%                 2.500%                 3.625%
Servicing Fee                            0.250%                 0.250%                 0.250%
Net Loan Rate                            2.892%                 2.250%                 3.375%

Gross Margin                             1.916%                 1.125%                 2.500%
Maximum Loan Rate                       12.000%                12.000%                12.000%

Original LTV                             71.53%                 18.18%                100.00%
Effective LTV                            66.32%                 18.18%                 95.00%

Credit Score                               726                    567                    814

Original Term (mos)                        300                    300                    300
Remaining Term (mos)                       298                    285                    299
Seasoning (mos)                              2                      1                     15

Next Rate Reset                              4                      1                      6
Rate Adj Freq                                6                      6                      6
First Rate Adj Freq                          6                      6                      6

IO Original Term                           120                    120                    120
IO Remaining Term                          118                    105                    119

Top State Concentrations ($)       CA(17.04%),FL(9.82%),TX(6.41%),NJ(6.22%),NY(6.14%)

First Pay Date                                               01/01/03               03/01/04
Rate Change Date                                             04/01/04               09/01/04
Maturity Date                                                12/01/27               02/01/29

(1) Based on current balances

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                                                        % OF AGGREGATE
                                       AGGREGATE       PRINCIPAL BALANCE
                     NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
INDEX             MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
---------------   --------------   -----------------   -----------------
Six-Month LIBOR              538   $  206,398,649.65              100.00%
                  --------------   -----------------   -----------------
TOTAL:                       538   $  206,398,649.65              100.00%
                  ==============   =================   =================

                                                                     % OF AGGREGATE
                                                    AGGREGATE       PRINCIPAL BALANCE
    RANGE OF CUT-OFF DATE         NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
STATED PRINCIPAL BALANCES ($)  MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-----------------------------  --------------   -----------------   -----------------
0.01 to 100,000.00                         20   $    1,790,273.32                0.87%
100,000.01 to 200,000.00                  178       27,378,319.63               13.26
200,000.01 to 300,000.00                  101       25,504,084.25               12.36
300,000.01 to 400,000.00                   74       25,788,457.48               12.49
400,000.01 to 500,000.00                   47       21,592,071.13               10.46
500,000.01 to 600,000.00                   34       18,601,812.40                9.01
600,000.01 to 700,000.00                   16       10,431,523.81                5.05
700,000.01 to 800,000.00                   20       15,205,508.06                7.37
800,000.01 to 900,000.00                   10        8,657,846.00                4.19
900,000.01 to 1,000,000.00                 13       12,749,572.00                6.18
1,000,000.01 to 1,100,000.00                4        4,249,537.80                2.06
1,100,000.01 to 1,200,000.00                2        2,399,843.78                1.16
1,200,000.01 to 1,300,000.00                4        5,135,000.00                2.49
1,300,000.01 to 1,400,000.00                1        1,350,000.00                0.65
1,400,000.01 to 1,500,000.00                3        4,345,500.00                2.11
1,500,000.01 to 2,000,000.00                9       15,609,999.99                7.56
2,000,000.01 to 2,500,000.00                1        2,475,000.00                1.20
3,000,000.01 or greater                     1        3,134,300.00                1.52
                               --------------   -----------------   -----------------
TOTAL:                                    538   $  206,398,649.65              100.00%
                               ==============   =================   =================

                                                         % OF AGGREGATE
                                         AGGREGATE      PRINCIPAL BALANCE
 RANGE OF CURRENT      NUMBER OF     PRINCIPAL BALANCE  OUTSTANDING AS OF
MORTGAGE RATES (%)  MORTGAGE LOANS      OUTSTANDING     THE CUT-OFF DATE
------------------  --------------   -----------------  -----------------
2.251 to 2.500                   2   $      996,421.00               0.48%
2.501 to 2.750                  19        8,063,136.00               3.91
2.751 to 3.000                 129       47,551,671.39              23.04
3.001 to 3.250                 351      134,289,307.22              65.06
3.251 to 3.500                  36       13,023,114.04               6.31
3.501 to 3.750                   1        2,475,000.00               1.20
                    --------------   -----------------  -----------------
TOTAL:                         538   $  206,398,649.65             100.00%
                    ==============   =================  =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                                                                  % OF AGGREGATE
                                                 AGGREGATE       PRINCIPAL BALANCE
                               NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
 REMAINING TERM (MONTHS)    MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
-------------------------   --------------   -----------------   -----------------
285                                      1   $      351,426.11                0.17%
291                                      1          705,000.00                0.34
292                                      4        1,568,107.31                0.76
293                                      2          560,067.77                0.27
294                                      5        1,318,557.58                0.64
295                                      7        4,333,413.35                2.10
296                                     25       10,758,314.09                5.21
297                                    150       55,926,907.16               27.10
298                                    215       78,147,924.27               37.86
299                                    128       52,728,932.01               25.55
                            --------------   -----------------   -----------------
TOTAL:                                 538   $  206,398,649.65              100.00%
                            ==============   =================   =================

                                                                  % OF AGGREGATE
                                                 AGGREGATE       PRINCIPAL BALANCE
   RANGE OF ORIGINAL           NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)    MORTGAGE LOANS      OUTSTANDING      THE CUT-OFF DATE
------------------------    --------------   -----------------   -----------------
10.01 to 20.00                           3   $    1,199,569.00                0.58%
20.01 to 30.00                          10        2,920,084.84                1.41
30.01 to 40.00                          21        5,956,190.10                2.89
40.01 to 50.00                          49       22,421,787.19               10.86
50.01 to 60.00                          54       19,164,948.18                9.29
60.01 to 70.00                          75       37,573,981.17               18.20
70.01 to 75.00                          61       22,961,774.42               11.12
75.01 to 80.00                         167       54,881,423.03               26.59
80.01 to 85.00                          11        4,984,398.82                2.41
85.01 to 90.00                          19        6,501,669.36                3.15
90.01 to 95.00                          18        4,645,154.70                2.25
95.01 to 100.00                         50       23,187,668.84               11.23
                            --------------   -----------------   -----------------
TOTAL:                                 538   $ 206,398,649.65               100.00%
                            ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                                                             % OF AGGREGATE
 RANGE OF EFFECTIVE                        AGGREGATE       PRINCIPAL BALANCE
LOAN-TO-VALUE RATIOS     NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
 AT ORIGINATION (%)   MORTGAGE LOANS      OUTSTANDING       THE CUT-OFF DATE
--------------------  --------------   -----------------   -----------------
10.01 to 20.00                     3   $    1,199,569.00                0.58%
20.01 to 30.00                    10        2,920,084.84                1.41
30.01 to 40.00                    21        5,956,190.10                2.89
40.01 to 50.00                    68       30,413,889.97               14.74
50.01 to 60.00                    57       21,229,948.18               10.29
60.01 to 70.00                   123       62,295,294.22               30.18
70.01 to 75.00                    61       22,961,774.42               11.12
75.01 to 80.00                   162       51,480,026.03               24.94
80.01 to 85.00                     4        1,376,898.82                0.67
85.01 to 90.00                    14        3,402,319.37                1.65
90.01 to 95.00                    15        3,162,654.70                1.53
                      --------------   -----------------   -----------------
TOTAL:                           538   $  206,398,649.65            100.00 %
                      ==============   =================   =================

                                                              % OF AGGREGATE
                                             AGGREGATE       PRINCIPAL BALANCE
                           NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
RANGE OF CREDIT SCORES  MORTGAGE LOANS      OUTSTANDING       THE CUT-OFF DATE
----------------------  --------------   -----------------   -----------------
Not Available                        1   $      590,000.00                0.29%
551 to 575                           1          240,000.00                0.12
576 to 600                           5        3,396,420.00                1.65
601 to 625                          11        6,396,969.00                3.10
626 to 650                          29       10,979,210.75                5.32
651 to 675                          47       15,418,518.51                7.47
676 to 700                          58       22,329,354.71               10.82
701 to 725                          84       33,565,284.67               16.26
726 to 750                          81       28,521,536.46               13.82
751 to 775                         119       52,424,100.34               25.40
776 to 800                          83       27,131,500.94               13.15
801 to 825                          19        5,405,754.27                2.62
                        --------------   -----------------   -----------------
TOTAL:                             538   $  206,398,649.65              100.00%
                        ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                                                             % OF AGGREGATE
                                            AGGREGATE       PRINCIPAL BALANCE
                          NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
GEOGRAPHIC AREA        MORTGAGE LOANS      OUTSTANDING       THE CUT-OFF DATE
--------------------   --------------   -----------------   -----------------
Alabama                            12   $    3,269,667.76                1.58%
Arizona                            12        4,725,532.17                2.29
Arkansas                            1          180,000.00                0.09
California                         56       35,173,945.73               17.04
Colorado                           16        8,022,600.00                3.89
Connecticut                         5        3,969,643.10                1.92
Delaware                            5        1,553,179.29                0.75
District of Columbia                1          151,618.00                0.07
Florida                            52       20,272,736.49                9.82
Georgia                            42       12,449,434.26                6.03
Hawaii                              5        1,507,235.00                0.73
Idaho                               1          116,466.00                0.06
Illinois                           21        6,927,837.01                3.36
Indiana                             5        2,201,019.00                1.07
Iowa                                4          963,105.18                0.47
Kansas                              4          707,691.00                0.34
Kentucky                            5        2,722,100.00                1.32
Louisiana                           7        1,634,156.06                0.79
Maine                               4        1,195,369.00                0.58
Maryland                            7        1,888,673.61                0.92
Massachusetts                      11        4,218,500.11                2.04
Michigan                           17        5,661,902.84                2.74
Minnesota                           4        2,538,278.85                1.23
Missouri                            6        1,032,500.00                0.50
Montana                             1          640,000.00                0.31
Nebraska                            2          542,400.00                0.26
Nevada                             12        3,166,588.79                1.53
New Hampshire                       3          606,290.02                0.29
New Jersey                         33       12,846,763.29                6.22
New Mexico                          2          411,500.00                0.20
New York                           24       12,680,662.79                6.14
North Carolina                     17        5,788,054.87                2.80
North Dakota                        1          152,000.00                0.07
Ohio                               21        5,125,926.13                2.48
Oregon                              3          704,202.00                0.34
Pennsylvania                       22        6,716,224.34                3.25
Rhode Island                        3        1,375,062.00                0.67
South Carolina                      9        1,948,200.00                0.94
Tennessee                           7        1,889,072.82                0.92
Texas                              35       13,223,862.93                6.41
Utah                                1          500,000.00                0.24
Vermont                             1          600,000.00                0.29
Virginia                           21        6,035,561.94                2.92
Virgin Islands                      5        1,969,000.00                0.95
Washington                          7        4,397,087.00                2.13
West Virginia                       1          112,000.00                0.05
Wisconsin                           3        1,770,400.00                0.86
Wyoming                             1          114,600.27                0.06
                       --------------   -----------------   -----------------
TOTAL:                            538   $  206,398,649.65              100.00%
                       ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                                                    % OF AGGREGATE
                                    AGGREGATE      PRINCIPAL BALANCE
                   NUMBER OF    PRINCIPAL BALANCE  OUTSTANDING AS OF
OCCUPANCY TYPE  MORTGAGE LOANS     OUTSTANDING      THE CUT-OFF DATE
--------------  --------------  -----------------  -----------------
Primary                    433  $  163,306,604.89              79.12%
Second Home                 71      30,725,608.04              14.89
Investment                  34      12,366,436.72               5.99
                --------------  -----------------  -----------------
TOTAL:                     538  $  206,398,649.65             100.00%
                ==============  =================  =================

                                                                 % OF AGGREGATE
                                                AGGREGATE       PRINCIPAL BALANCE
                              NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
     PROPERTY TYPE         MORTGAGE LOANS      OUTSTANDING       THE CUT-OFF DATE
------------------------   --------------   -----------------   -----------------
Single Family                         332   $  132,027,462.97               63.97%
Planned Unit Development               12        3,200,593.09                1.55
Condominium                            67       23,587,759.92               11.43
Cooperative                             6        2,655,482.51                1.29
Two- to Four-Family                     6        2,112,601.63                1.02
De Minimis PUD                        115       42,814,749.53               20.74
                           --------------   -----------------   -----------------
TOTAL:                                538   $  206,398,649.65              100.00%
                           ==============   =================   =================

                                                                 % OF AGGREGATE
                                               AGGREGATE       PRINCIPAL BALANCE
                             NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
LOAN PURPOSE              MORTGAGE LOANS      OUTSTANDING       THE CUT-OFF DATE
-----------------------   --------------   -----------------   -----------------
Purchase                             217   $   89,361,073.21               43.30%
Refinance (No Cash-out)              167       51,860,425.84               25.13
Refinance (Cash-out)                 154       65,177,150.60               31.58
                          --------------   -----------------   -----------------
TOTAL:                               538   $  206,398,649.65              100.00%
                          ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                                                                           % OF AGGREGATE
                                                         AGGREGATE       PRINCIPAL BALANCE
                                       NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
       LOAN DOCUMENTATION           MORTGAGE LOANS      OUTSTANDING       THE CUT-OFF DATE
---------------------------------   --------------   -----------------   -----------------
Full Documentation                             365   $  147,068,933.69               71.25%
Alternative Documentation                       67       23,048,328.02               11.17
Stated Documentation                            37       13,120,818.65                6.36
No Income/No Ratio Documentation                69       23,160,569.29               11.22
                                    --------------   -----------------   -----------------
TOTAL:                                         538   $  206,398,649.65              100.00%
                                    ==============   =================   =================

                                                      % OF AGGREGATE
                                     AGGREGATE       PRINCIPAL BALANCE
                   NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
   CHANNEL      MORTGAGE LOANS      OUTSTANDING       THE CUT-OFF DATE
-------------   --------------   -----------------   -----------------
Retail                     477   $  186,022,787.13               90.13%
Correspondent               55       17,434,662.52                8.45
Broker                       6        2,941,200.00                1.43
                --------------   -----------------   -----------------
TOTAL:                     538   $  206,398,649.65              100.00%
                ==============   =================   =================

                                                     % OF AGGREGATE
                                   AGGREGATE       PRINCIPAL BALANCE
                 NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
MARGINS (%)   MORTGAGE LOANS      OUTSTANDING       THE CUT-OFF DATE
-----------   --------------   -----------------   -----------------
    1.125                  1   $      449,600.00                0.22%
    1.375                  6        2,493,021.00                1.21
    1.500                  1          504,000.00                0.24
    1.625                122       46,252,906.92               22.41
    1.750                 14        5,096,927.59                2.47
    1.875                 22        7,712,481.46                3.74
    2.000                331      124,790,648.84               60.46
    2.125                 17        7,639,103.44                3.70
    2.250                 23        8,984,960.40                4.35
    2.500                  1        2,475,000.00                1.20
              --------------   -----------------   -----------------
TOTAL:                   538   $  206,398,649.65              100.00%
              ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                                                                    % OF AGGREGATE
                                                  AGGREGATE       PRINCIPAL BALANCE
                                NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)    MORTGAGE LOANS      OUTSTANDING       THE CUT-OFF DATE
-------------------------    --------------   -----------------   -----------------
12.00                                   538   $  206,398,649.65              100.00%
                             --------------   -----------------   -----------------
TOTAL:                                  538   $  206,398,649.65              100.00%
                             ==============   =================   =================

                                                                   % OF AGGREGATE
                                                 AGGREGATE       PRINCIPAL BALANCE
                               NUMBER OF     PRINCIPAL BALANCE   OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE   MORTGAGE LOANS      OUTSTANDING       THE CUT-OFF DATE
-------------------------   --------------   -----------------   -----------------
April 2004                               7   $    4,333,413.35                2.10%
May 2004                                25       10,758,314.09                5.21
June 2004                              152       56,983,333.27               27.61
July 2004                              219       79,716,031.58               38.62
August 2004                            130       53,288,999.78               25.82
September 2004                           5        1,318,557.58                0.64
                            --------------   -----------------   -----------------
TOTAL:                                 538   $  206,398,649.65              100.00%
                            ==============   =================   =================

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

TO MATURITY

        PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATE           10% CPR   15% CPR    20% CPR   25% CPR   30% CPR
------------------    -------   -------    -------   -------   -------
Initial Percentage      100      100        100       100       100
March 25, 2005           90       85         79        74        69
March 25, 2006           80       71         63        55        47
March 25, 2007           72       60         50        41        33
March 25, 2008           65       51         40        30        23
March 25, 2009           58       43         32        23        16
March 25, 2010           52       36         25        17        11
March 25, 2011           46       31         20        13         8
March 25, 2012           42       26         16        10         5
March 25, 2013           38       22         13         7         4
March 25, 2014           33       19         10         5         3
March 25, 2015           28       15          8         4         2
March 25, 2016           24       12          6         3         1
March 25, 2017           20       10          4         2         1
March 25, 2018           17        8          3         1         *
March 25, 2019           14        6          2         1         *
March 25, 2020           12        5          2         1         *
March 25, 2021            9        4          1         *         *
March 25, 2022            7        3          1         *         *
March 25, 2023            6        2          1         *         *
March 25, 2024            4        1          *         *         *
March 25, 2025            3        1          *         *         *
March 25, 2026            2        1          *         *         *
March 25, 2027            1        *          *         *         *
March 25, 2028            1        *          *         *         *
March 25, 2029            0        0          0         0         0
March 25, 1930            0        0          0         0         0
March 25, 1931            0        0          0         0         0
March 25, 1932            0        0          0         0         0
March 25, 1933            0        0          0         0         0
March 25, 1934            0        0          0         0         0

WAL (To Maturity)      7.79     5.65       4.31      3.40      2.76
WAL (To Call)          7.48     5.30       3.99      3.11      2.51

* = less than 0.5%

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

TO MATURITY

        PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATE           10% CPR   15% CPR    20% CPR   25% CPR   30% CPR
------------------    -------   -------    -------   -------   -------
Initial Percentage      100      100         100       100      100
March 25, 2005           90       85          79        74       69
March 25, 2006           80       71          63        55       47
March 25, 2007           72       60          50        41       33
March 25, 2008           65       51          40        30       23
March 25, 2009           58       43          32        23       16
March 25, 2010           52       36          25        17       11
March 25, 2011           46       31          20        13        8
March 25, 2012           42       26          16        10        5
March 25, 2013           38       22          13         7        4
March 25, 2014           33       19          10         5        3
March 25, 2015           28       15           8         4        2
March 25, 2016           24       12           6         3        1
March 25, 2017           20       10           4         2        1
March 25, 2018           17        8           3         1        *
March 25, 2019           14        6           2         1        *
March 25, 2020           12        5           2         1        *
March 25, 2021            9        4           1         *        *
March 25, 2022            7        3           1         *        *
March 25, 2023            6        2           1         *        *
March 25, 2024            4        1           *         *        *
March 25, 2025            3        1           *         *        *
March 25, 2026            2        1           *         *        *
March 25, 2027            1        *           *         *        *
March 25, 2028            1        *           *         *        *
March 25, 2029            0        0           0         0        0
March 25, 1930            0        0           0         0        0
March 25, 1931            0        0           0         0        0
March 25, 1932            0        0           0         0        0
March 25, 1933            0        0           0         0        0
March 25, 1934            0        0           0         0        0

WAL (To Maturity)      7.79     5.65        4.31      3.40     2.76
WAL (To Call)          7.48     5.30        3.99      3.11     2.51

* = less than 0.5%

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATE            10% CPR   15% CPR    20% CPR   25% CPR   30% CPR
------------------    -------   -------    -------   -------   -------
Initial Percentage      100      100        100       100       100
March 25, 2005          100      100        100       100       100
March 25, 2006          100      100        100       100       100
March 25, 2007          100      100        100        92        84
March 25, 2008          100      100         83        69        59
March 25, 2009          100       90         66        52        41
March 25, 2010          100       76         53        39        29
March 25, 2011           96       65         43        29        20
March 25, 2012           86       55         34        22        14
March 25, 2013           78       47         27        16        10
March 25, 2014           69       39         22        12         7
March 25, 2015           59       32         16         9         5
March 25, 2016           50       25         12         6         3
March 25, 2017           42       20          9         4         2
March 25, 2018           35       16          7         3         1
March 25, 2019           29       12          5         2         1
March 25, 2020           24       10          4         1         1
March 25, 2021           19        7          3         1         *
March 25, 2022           15        6          2         1         *
March 25, 2023           12        4          1         *         *
March 25, 2024            9        3          1         *         *
March 25, 2025            7        2          1         *         *
March 25, 2026            4        1          *         *         *
March 25, 2027            3        1          *         *         *
March 25, 2028            1        *          *         *         *
March 25, 2029            0        0          0         0         0
March 25, 1930            0        0          0         0         0
March 25, 1931            0        0          0         0         0
March 25, 1932            0        0          0         0         0
March 25, 1933            0        0          0         0         0
March 25, 1934            0        0          0         0         0

WAL (To Maturity)     12.93     9.67       7.44      6.13      5.28
WAL (To Call)         12.30     8.94       6.77      5.47      4.63

* = less than 0.5%

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

      DATE            10% CPR   15% CPR    20% CPR   25% CPR   30% CPR
------------------    -------   -------    -------   -------   -------
Initial Percentage      100      100        100       100       100
March 25, 2005          100      100        100       100       100
March 25, 2006          100      100        100       100       100
March 25, 2007          100      100        100        92        84
March 25, 2008          100      100         83        69        59
March 25, 2009          100       90         66        52        41
March 25, 2010          100       76         53        39        29
March 25, 2011           96       65         43        29        20
March 25, 2012           86       55         34        22        14
March 25, 2013           78       47         27        16        10
March 25, 2014           69       39         22        12         7
March 25, 2015           59       32         16         9         5
March 25, 2016           50       25         12         6         3
March 25, 2017           42       20          9         4         2
March 25, 2018           35       16          7         3         1
March 25, 2019           29       12          5         2         1
March 25, 2020           24       10          4         1         1
March 25, 2021           19        7          3         1         *
March 25, 2022           15        6          2         1         *
March 25, 2023           12        4          1         *         *
March 25, 2024            9        3          1         *         *
March 25, 2025            7        2          1         *         *
March 25, 2026            4        1          *         *         *
March 25, 2027            3        1          *         *         *
March 25, 2028            1        *          *         *         *
March 25, 2029            0        0          0         0         0
March 25, 1930            0        0          0         0         0
March 25, 1931            0        0          0         0         0
March 25, 1932            0        0          0         0         0
March 25, 1933            0        0          0         0         0
March 25, 1934            0        0          0         0         0

WAL (To Maturity)     12.93     9.67       7.44      6.13      5.28
WAL (To Call)         12.30     8.94       6.77      5.47      4.63

* = less than 0.5%

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATE           10% CPR   15% CPR    20% CPR   25% CPR   30% CPR
------------------    -------   -------    -------   -------   -------
Initial Percentage      100       100        100       100       100
March 25, 2005          100       100        100       100       100
March 25, 2006          100       100        100       100       100
March 25, 2007          100       100        100        92        84
March 25, 2008          100       100         83        69        59
March 25, 2009          100        90         66        52        41
March 25, 2010          100        76         53        39        29
March 25, 2011           96        65         43        29        20
March 25, 2012           86        55         34        22        14
March 25, 2013           78        47         27        16        10
March 25, 2014           69        39         22        12         7
March 25, 2015           59        32         16         9         5
March 25, 2016           50        25         12         6         3
March 25, 2017           42        20          9         4         2
March 25, 2018           35        16          7         3         1
March 25, 2019           29        12          5         2         1
March 25, 2020           24        10          4         1         1
March 25, 2021           19         7          3         1         *
March 25, 2022           15         6          2         1         *
March 25, 2023           12         4          1         *         *
March 25, 2024            9         3          1         *         *
March 25, 2025            7         2          1         *         *
March 25, 2026            4         1          *         *         *
March 25, 2027            3         1          *         *         *
March 25, 2028            1         *          *         *         *
March 25, 2029            0         0          0         0         0
March 25, 1930            0         0          0         0         0
March 25, 1931            0         0          0         0         0
March 25, 1932            0         0          0         0         0
March 25, 1933            0         0          0         0         0
March 25, 1934            0         0          0         0         0

WAL (To Maturity)     12.93      9.67       7.44      6.13      5.28
WAL (To Call)         12.30      8.94       6.77      5.47      4.63

* = less than 0.5%

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                         DISCOUNT MARGIN TABLE (TO CALL)

                10%          15%          20%          25%          30%
              TO CALL      TO CALL      TO CALL      TO CALL      TO CALL
            -----------  -----------  -----------  -----------  -----------
 CPR        DISC MARGIN  DISC MARGIN  DISC MARGIN  DISC MARGIN  DISC MARGIN
----------  -----------  -----------  -----------  -----------  -----------
A-1

       100     24           24           24           24            24

       WAL    7.48         5.30         3.99         3.11          2.51

 PAYMENT
 WINDOW    Apr04-Feb21   Apr04-Mar17  APR04-JUN14  Apr04-Apr12  Apr04-Sep10
---------------------------------------------------------------------------
A-2

       100     26           26           26           26            26

       WAL    7.48         5.30         3.99         3.11          2.51

 PAYMENT
 WINDOW    Apr04-Feb21   Apr04-Mar17  APR04-JUN14  Apr04-Apr12  Apr04-Sep10
---------------------------------------------------------------------------
B-1

       100     49           49           49           49            49

       WAL    12.30        8.94         6.77         5.47          4.63

 PAYMENT
 WINDOW    Nov10-Feb21   Aug08-Mar17  JUN07-JUN14  Sep06-Apr12  Apr06-Sep10
---------------------------------------------------------------------------
B-2

       100     95           95           95           95            95

       WAL    12.30        8.94         6.77         5.47          4.63

 PAYMENT
 WINDOW    Nov10-Feb21   Aug08-Mar17  JUN07-JUN14  Sep06-Apr12  Apr06-Sep10
---------------------------------------------------------------------------
B-3

       100     150          150          150          150          150

       WAL    12.30        8.94         6.77         5.47          4.63

 PAYMENT
 WINDOW    Nov10-Feb21   Aug08-Mar17  JUN07-JUN14  Sep06-Apr12  Apr06-Sep10
---------------------------------------------------------------------------

                                 YIELD (TO CALL)

   CPR       10%      15%      20%      25%      30%      35%      40%
           TO CALL  TO CALL  TO CALL  TO CALL  TO CALL  TO CALL  TO CALL
---------  -------  -------  -------  -------  -------  -------  -------
            YIELD    YIELD    YIELD    YIELD    YIELD    YIELD    YIELD
---------  -------  -------  -------  -------  -------  -------  -------
   X-B

 2.98944    27.46    24.43    20.00    15.34    10.38     4.67    -1.81
           -------  -------  -------  -------  -------  -------  -------
   MOD

 DURATION   2.91     2.71     2.53     2.36      2.21     2.09    1.99
           -------  -------  -------  -------  -------  -------  -------

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2004-A

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                  10%          15%          20%           25%         30%
              TO MATURITY  TO MATURITY  TO MATURITY   TO MATURITY TO MATURITY
              -----------  -----------  -----------  -----------  -----------
 CPR          DISC MARGIN  DISC MARGIN  DISC MARGIN   DISC MARGIN DISC MARGIN
----------    -----------  -----------  -----------  -----------  -----------
A-1

       100        25           25           26           26           26

       WAL       7.79         5.65         4.31         3.40         2.76
   PAYMENT
    WINDOW    Apr04-Jan29  Apr04-Jan29  APR04-JAN29  Apr04-Jan29  Apr04-Jan29
-----------------------------------------------------------------------------
A-2

       100        27           27           28           28           28

       WAL       7.79         5.65         4.31         3.40         2.76
   PAYMENT
    WINDOW    Apr04-Jan29  Apr04-Jan29  APR04-JAN29  Apr04-Jan29  Apr04-Jan29
-----------------------------------------------------------------------------
B-1

       100         50           51           51           51           52

       WAL       12.93         9.67         7.44         6.13         5.28
   PAYMENT
    WINDOW    Nov10-Jan29  Aug08-Jan29  JUN07-JAN29  Sep06-Jan29  Apr06-Jan29
-----------------------------------------------------------------------------
B-2

       100         97           98           99           99          100

       WAL       12.93         9.67         7.44         6.13         5.28
   PAYMENT
    WINDOW    Nov10-Jan29  Aug08-Jan29  JUN07-JAN29  Sep06-Jan29  Apr06-Jan29
-----------------------------------------------------------------------------
B-3

       100        151          151          151           152         152

       WAL       12.93         9.67         7.44         6.13         5.28
   PAYMENT
    WINDOW    Nov10-Jan29  Aug08-Jan29  JUN07-JAN29  Sep06-Jan29  Apr06-Jan29
-----------------------------------------------------------------------------

                               YIELD (TO MATURITY)

               10%          15%          20%          25%          30%            35%            40%
           TO MATURITY  TO MATURITY  TO MATURITY  TO MATURITY  TO MATURITY    TO MATURITY    TO MATURITY
           -----------  -----------  -----------  -----------  -----------    -----------    -----------
   CPR        YIELD        YIELD        YIELD        YIELD        YIELD          YIELD          YIELD
--------   -----------  -----------  -----------  -----------  -----------    -----------    -----------
   X-B

 2.98944      27.48        24.56        20.39        16.3         12.25           7.73          2.83
--------   -----------  -----------  -----------  -----------  -----------    -----------    -----------
   MOD

 DURATION     2.92         2.74         2.59         2.48          2.38           2.31          2.26
--------   -----------  -----------  -----------  -----------  -----------    -----------    -----------